OFFSHORE SECURITIES DEFERRED SUBSCRIPTION AGREEMENT


         This Offshore Securities Deferred Subscription Agreement is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("1933 Act").

         This Offshore Securities Deferred Subscription Agreement has been executed by the undersigned in connection with the private placement of shares of Common Stock (hereinafter referred to as the "Shares") of:

AFFINITY TELEPRODUCTIONS, INC.
15436 North Florida Ave., Suite 103
Tampa, Florida 33613

National Association of Securities Dealers Automated Quotation System Symbol ("AFTY") a corporation organized under the laws of Delaware, United States of American (hereinafter referred to as the "ISSUER").

         1.       Subscription.  The undersigned:

                  NAME:         PHILMONT A.V.V.

                  ADDRESS:      Sun Plaza
                                306-160 Lloyd Gaston Smith Blvd.
                                Aruba

         A Corporation organized under the laws of ARUBA, a non-USA Jurisdiction (hereinafter referred to as the "PURCHASER"), hereby represents and warrants to, and agrees with ISSUER as follows:

                  a. The PURCHASER hereby subscribes for One Million (1,000,000) shares (the "Stock" or the "Shares") of the Company's Common Stock at a subscription price equal to $5.00 per share (calculated by applying a 20% discount of the trading value of $6.25 per share) payable in United States Dollars for a total consideration of Five Million Dollars ($5,000,000). The total consideration is based upon the trading bid price of the stock on the day prior to the close hereof. Any fluctuation in the trading price shall be reflected as an adjustment of the consideration calculated as set for in this Section 1 (a). The Stock shall be common stock, approved by the Board of Directors of the ISSUER, and will be entitled, unless the Promissory Note as set forth in paragraph 1 (b) (i) is paid in full, no rights to cash or property distributions, dividends, interest paid by coupon or otherwise, distribution of certificates, warrants, rights, stocks or cash representing subdivision, combination, reclassification, merger, buy-out, acquisition, redemption, exchange, or any such other corporate or government action pertaining to or involving the ownership rights of the Stock transferred hereunder. The PURCHASER, unless the Promissory Note as set forth in paragraph 1 (b) (i) is paid in full, shall not be entitled to exercise any voting or consensual rights pertaining to or arising from the ownership of the Stock. In the event the bid price of the Stock should decline to less than $5.00 per share, the PURCHASER shall notify the ISSUER, and the ISSUER shall within 5 days after receipt of said notice, cause to deliver additional stock in conformance with this paragraph 1 in quantify sufficient to restore the valuation of all the Stock issued to the PURCHASER to the original calculated amount as set forth in Section 1 (b) (i). Any additional stock shall be issued in 25,000 share increments. The Promissory Note may not be prepaid, in whole or in part, in advance.

                  b.   Form  of   payment.   PURCHASER   shall   pay  the  total
                  consideration as follows:

                           (i) In the form of a Promissory Note in the amount of $5,000,000, (representing a 20% discount from the fair market value of the Stock of $6,250,000), bearing interest at the rate of Ten (10%) percent per annum, payable monthly, interest only, in advance in the approximate amount of Forty One Thousand Six Hundred Sixty-Seven Dollars ($41,667) per month, all principal and interest due in twelve (12) months (the "Termination Date"). The initial interest calculation is based upon the value of the Stock transferred. Subsequent monthly interest shall be calculated on the first day of each month by applying the interest rate of 80% of the then fair market value of the Stock computed as the average of the price for the previous 20 trading days as determined five (5) days prior to the payment due date. Payment shall be due by wire transfer, as set forth hereinbelow, on the 10th of each and every month.

                           (ii) Upon the expiration of the term of the Promissory Note, the ISSUER shall in its sole discretion, have the option to acquire the shares subscribed herein by the PURCHASER in exchange for the full cancellation of the Promissory Note. The ISSUER shall notify the PURCHASER in writing of its intent to acquire the shares before the due date of the Promissory Note. The transaction contemplated in this Section 1 (b) (ii) shall be accomplished by the PURCHASER tendering its shares to the ISSUER within 15 days of the expiration of the term of the Promissory Note. Within 5 days of the receipt of the shares, the ISSUER shall return the Promissory Note to the PURCHASER marked "Paid in Full."

                           (iii) To the extent ISSUER does not exercise its option in Section 1 (b) (ii), upon the expiration of the term of the Promissory Note, the PURCHASER shall, in its sole discretion, have the option to transfer ("put") the Stock subscribed herein to the ISSUER in exchange for the full cancellation of the Promissory Note. The PURCHASER shall notify the ISSUER in writing of the intent to "put" the Stock to the ISSUER on or before the due date of the Promissory Note. The transaction contemplated in this Section 1 (b) (iii) shall be accomplished by the undersigned tendering the Stock to the ISSUER within 15 days of the expiration of the term of the Promissory Note. Within 5 days of the receipt of the Stock, the ISSUER shall return the Promissory Note to the PURCHASER marked "PAID IN FULL."

                           (iv) The principal amount of the Promissory Note shall be adjusted on the due date by multiplying (0.8) times the fair market value of the Stock on the due date as determined in paragraph 1 (b) (i), herein.

                           (v) The sum of Eighty-Three Thousand Three Hundred Thirty-Three Dollars ($83,333), representing the first and last months interest shall be tendered in good funds by wire transfer to the account as set forth below.

                           (vi) In the event any installment as set forth in this paragraph 1 (b) is more than 5 days late, default shall be deemed to have occurred. The ISSUER shall make written demand for payment of the late installment, and should payment not be made by the undersigned within 5 days of the tendering of such written demand, the ISSUER shall be entitled to declare the entirety of the Promissory Note due, and the undersigned shall return the Stock to the ISSUER within 72 hours of the ISSUER's demand. The undersigned shall continue to be liable for any unpaid interest pro-rated through the date of the return of the Stock to the ISSUER.

                  Any money shall be delivered in good funds by wire transfer in United States Dollars, subject to any further instructions, as follows:

                           Nations Bank of Florida
                           15150 N. Florida Ave.
                           Tampa, FL 33613
                           Account No.: 3603136640
                           ABA Routing No.: 063100277
                           Account Name: Affinity Teleproductions, Inc.

         2. Subscriber Representations; Access to information; independent investigation.

                  a. Offshore Transaction. PURCHASER represents and warrants to ISSUER as follows:

                           (i) Neither the PURCHASER nor any person or entity for whom the PURCHASER is acting as fiduciary is a U.S. person. A U.S. person means any one of the following:

                                    (1)  any  natural  person  resident  in  the
                                    United States of America;

                                    (2) any partnership or corporation organized or incorporated under the laws of the United States of America;

                                    (3) any estate of which any executor or administrator is a U.S. person;

                                    (4) any trust of which any trustee is a U.S.
                                    person;

                                    (5) any agency or branch of a foreign entity located in the United States of American;

                                    (6) any non-discretionary account or similar account (other than an estate or trust)held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                                    (7) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

                                    (8) any partnership or corporation if:

                                            (A) organized or incorporated  under
                                            the    laws    of    any     foreign
                                            jurisdiction; and

                                            (B)   formed   by  a   U.S.   person
                                            principally   for  the   purpose  of
                                            investing    in    securities    not
                                            registered   under   the  1933  Act,
                                            (whenever  such term is used herein,
                                            it shall have the  meaning  given in
                                            Regulation S);

                           (ii) At the time the buy order was originated, PURCHASER was outside the United States of America and is outside of the United States of America as of the date of the execution and delivery of this Offshore Securities Deferred Subscription Agreement. No offer to purchase the Shares was made in the United States of America.

                           (iii)   PURCHASER  is   purchasing   the  Shares  for
                           PURCHASER's own account or for the account of beneficiaries for whom the PURCHASER has full investment discretion with respect to the Shares and whom the PURCHASER has full authority to bind so that each such beneficiary is bound hereby as if such beneficiary were a direct PURCHASER hereunder and all representations, warranties and agreements herein were made directly by such beneficiary.

                           (iv) Each distributor participating in the offering of the Shares, if any, has agreed in writing that all offers and sales of the Shares prior to the expiration of a period commencing on the date of the closing of the offering of Shares and ending 40 days thereafter (the "Restricted Period") shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to registration of Shares under the 1933 Act or pursuant to an exemption from registration under the 1933 Act.

                           (v) PURCHASER REPRESENTS AND WARRANTS AND HEREBY AGREES THAT ALL OFFERS AND SALES OF THE SHARES PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD SHALL ONLY BE MADE IN COMPLIANCE WITH THE SAFE HARBOR CONTAINED IN REGULATION S, PURSUANT TO REGISTRATION OF SECURITIES UNDER THE 1933 ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, AND ALL OFFERS AND SALES AFTER THE RESTRICTED PERIOD SHALL BE MADE ONLY PURSUANT TO SUCH A REGISTRATION OR TO SUCH EXEMPTION FROM REGISTRATION.

                           (vi) ALL OFFERING DOCUMENTS RECEIVED BY PURCHASER INCLUDE STATEMENTS TO THE EFFECT THAT THE SHARES HAVE NOT BEEN REGISTERED UNDER THE 1933 ACT AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S.
                           PERSONS OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON (OTHER THAN DISTRIBUTORS AS DEFINED IN REGULATION S) DURING THE RESTRICTED PERIOD UNLESS THE SHARES ARE REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS IS AVAILABLE.

                           (vii) PURCHASER acknowledges that the purchase of the Shares involves a high degree or risk and further acknowledges that PURCHASER can bear the economic risk of the purchase of the Shares, including the total los of PURCHASER's investment. PURCHASER acknowledges that PURCHASER has obtained the advice of competent legal counsel in PURCHASER's domicile jurisdiction that PURCHASER is qualified under the laws of it domicile to purchase the Shares offered hereunder and that the offer and sale of the Shares will not violate the laws of their domicile jurisdiction.

                           (viii) PURCHASER understands that the Shares are being offered and sold to him or it in reliance on specific exemption from the registration requirements of federal and state securities laws and the ISSUER is
                           relying   upon  the   trust  and   accuracy   of  the
                           representations,        warranties,       agreements,
                           acknowledgments and understandings of PURCHASER set forth herein in order to determine the applicability of such exceptions and the suitability of PURCHASER to acquire the Shares.

                           (ix) PURCHASER is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of PURCHASER's investments, and to make an informed decision relating thereto.

                           (x) In evaluating PURCHASER's investment, PURCHASER has consulted PURCHASER's own investment and/or legal and/or tax advisors.

                           (xi) PURCHASER UNDERSTANDS THAT, IN THE VIEW OF THE SEC, THE STATUTORY BASIS FOR THE EXEMPTION CLAIMED FOR THIS TRANSACTION WOULD NOT BE PRESENT IF THE OFFERING OF SHARES, ALTHOUGH IN TECHNICAL COMPLIANCE WITH REGULATION S, IS PART OF A PLAN OR SCHEME TO EVADE THE REGISTRATION PROVISIONS OF THE 1933 ACT. PURCHASER IS ACQUIRING THE SHARES FOR INVESTMENT PURPOSES AND HAS NO PRESENT INTENTION TO SELL THE SHARES IN THE UNITED STATES OF AMERICAN TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON. PURCHASER HEREBY CONFIRMS THAT THE PURPOSE OF INCLUDING THE PURCHASER REPRESENTATION LETTER (SCHEDULE A) AS PROVIDED IN PARAGRAPH 7, IN ORDER TO FACILITATE THE TRANSFER OF THE CERTIFICATES
                           REPRESENTING THE SHARES INTO STREET NAME, IS TO ENABLE PURCHASER TO COMPLY WITH THE REQUIREMENTS OF CERTAIN OFFSHORE PORTFOLIO MANAGEMENT REGULATIONS AND THE SECURITY REQUIREMENTS OF OFFSHORE LENDERS FOR MARGIN LOANS.

                           (xii) PURCHASER IS NOT AN UNDERWRITER OF, OR DEALER IN, THE SHARES; AND PURCHASER IS NOT PARTICIPATING, PURSUANT TO A CONTRACTUAL AGREEMENT, IN THE DISTRIBUTION OF THE SHARES.

                           (xiii) PURCHASER represents and warranties that neither PURCHASER nor any of PURCHASER's affiliates will directly or indirectly maintain any short position in Shares of the ISSUER during the Forty Day
                           (40) Transaction Restriction Period. If PURCHASER is purchasing the Shares subscribed for hereby in representative or fiduciary capacity, the representations and warranties in this Offshore Securities

                           Deferred Subscription Agreement shall be deemed to have been made on behalf of the person or persons for whom PURCHASER is so purchasing.

                                    The foregoing representations and warranties
                           are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance by the ISSUER of PURCHASER's subscription, and shall survive thereafter. If PURCHASER has knowledge, prior to the acceptance of this Offshore Securities Deferred Subscription Agreement by the ISSUER, that any such representations and warranties shall not be true and accurate in any respect, the PURCHASER, prior to such acceptance, will give written notice of such fact to the ISSUER specifying which representations and warranties are not true and accurate and the reasons therefor.

                  b. Current Public Information. PURCHASER acknowledges that PURCHASER has been furnished with or has acquired copies of the ISSUER's most recent Annual Report on Form 10-K and the most recent Form 10-Q filed thereafter (collectively the "SEC filings"), and other publicly available documents (together with the SEC filings, the "Offer Documents").

                  c. Independent Investigation; Access. PURCHASER acknowledges that PURCHASER in making the decision to purchase the Shares subscribed for, has relied upon independent investigations made by PURCHASER and PURCHASER's purchaser representatives, if any, and PURCHASER and such representatives, if any, have, prior to any sale to him or it, been given access and the opportunity to examine all material books and records of the ISSUER, all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from ISSUER or any person acting on its behalf concerning the terms and conditions of this offering. PURCHASER and Purchaser's advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operation of the ISSUER and materials relating to the offer and sale of the Shares which have been requested. PURCHASER and PURCHASER's advisors, if any, have received complete and satisfactory answers to any such inquiries.

                  d. No Government Recommendation or Approval. PURCHASER understands that no federal or state agency has made or will make any finding or determination relating to the fairness for public investment in the Shares, or has passed on or made, or will pass on or make, any recommendation or endorsement of the Shares.

                  e. Entity Purchases. If PURCHASER is a partnership, corporation or trust, the person executing this Offshore Securities Deferred Subscription Agreement on PURCHASER's behalf represents and warrants that:

                           (i) he or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Offshore Securities Deferred Subscription Agreement; and

                           (ii) he or she is duly authorized (if the undersigned is a trust, by the trust agreement) to make this investment and to enter into and execute this Offshore Securities Deferred Subscription Agreement on behalf of such entity.

                  f. Covenants. PURCHASER and ISSUER hereby represent and warrant that:

                           (i) Unauthorized Sale. Notwithstanding the 40 day rule of Regulation S, no part of the Stock may be sold, transferred, re- registered, conveyed or otherwise disposed by PURCHASER in any form or manner without the ISSUER's written consent for a period of 12 months. ISSUER may notify the appropriate Corporate Transfer Agent for the Stock of the restrictions imposed in this subparagraph.

                           (ii) Insolvency. In the event that the PURCHASER becomes insolvent, or declares bankruptcy, then all Stock shall be released to the ISSUER within 72 hours of written demand by ISSUER of the herein described event, without liability of any kind to the ISSUER.

                           (iii) Use of Assets. PURCHASER shall have the right to use the Stock during the term hereof, for its business purposes, provided that all such uses do not break any of the United States Securities Laws and Regulations, and Corporate law and Regulations of the jurisdiction in which the PURCHASER is domiciled, and the PURCHASER shall comply with generally accepted accounting principles in dealing with the Stock.

                           (iv) Substitution of ISSUER. In the event ISSUER desires to redeem, exchange or otherwise convert the Stock held by PURCHASER during the term of the Promissory Note, ISSUER shall deliver in exchange, either:

                                    (a) the cash proceeds from the sale of the Stock;

                                    (b) substitute stock;

                                    (c)   similar   securities   acceptable   to
                                    PURCHASER,  in its sole  discretion,  with a
                                    fair   market   value  equal  to  the  Stock
                                    transferred.

                  g. 1934 Act Compliance. PURCHASER agrees to make all filings required pursuant to the Securities and Exchange Act of 1934.

         3.       Issuer Representations.

         ISSUER represents and warrants to the PURCHASER as follows:

                  a. Reporting Company Status. ISSUER is a reporting issuer as defined by Rule 902 of Regulation S.

                  b. Offshore Transaction. ISSUER has not offered these securities to any person in the United States of America or to any U.S. person or for the account or benefit of any U.S. person.

                  c. No Directed Selling Efforts. In regard to this transaction, ISSUER has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S and the ISSUER has not conducted any general solicitation relating to the offer and sale of the Shares to U.S. persons resident within the United States of America or elsewhere.

                  d. Shares. The Shares when issued and delivered will be duly and validly authorized and issued and, subject to receipt of the full consideration as provided herein, fully paid and non-assessable and will not subject to a stop transfer order as described herein below. The issuance of the shares herein is in full compliance with all state and federal securities laws and regulations, subject to the representations and warranties of PURCHASER set forth in paragraph 2 (a).

                  e. Offshore Securities Deferred Subscription  Agreement.  This
                  Offshore Securities Deferred Subscription Agreement, when acknowledged by the signature of an officer of the ISSUER, has been duly authorized, validly executed and delivered on behalf of the ISSUER and is a valid and binding agreement in accordance with its terms.

                  f. Non-contravention. The execution and delivery of the Offshore Securities Deferred Subscription Agreement and the consummation of the issuance of the Shares and the transactions contemplated by this Offshore Securities Deferred Subscription Agreement do not and will not conflict with or result in a breach by the ISSUER of any of the terms or provisions, of, or constitute a default under, the certificate of incorporation or by-laws of the ISSUER, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the ISSUER is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation, or any applicable decrees, judgment or order of any court, federal or state regulatory body, administrative agency or other governmental body having jurisdictions over the ISSUER or any of its properties or assets.

                  g. Prior Share Issues Under Regulation S. Except as previously disclosed to the PURCHASER, ISSUER has not issued any shares of its Common Stock under Regulation S subsequent to its current SEC Filings except for any shares which may be issued in connection with ISSUER's current financing activities and shares issued as an adjustment to prior sales under Regulation S.

                  h. Filings. ISSUER undertakes and agrees pursuant to the sale of its securities under Regulations S to make all necessary filings in connection with the sale of its securities as required by the laws and regulations of all appropriate jurisdictions.

                  i. Margin. ISSUER shall use its best efforts to become a member of NASDAQ, National Market System, and be listed on the Federal Margin List by March 1, 1996.

         4.       Indemnification.

                  a. Indemnification by Issuer. ISSUER shall indemnify and hold harmless PURCHASER from and against any and all loss, damage, expense (including court costs and reasonable attorneys' fees), suit, action, claim, liability or obligation related to or caused by ISSUER or arising from any misrepresentation, breach of warranty or failure to fulfill any covenant or agreement contained herein.

                  b. Indemnification by Purchaser. PURCHASER shall indemnify and hold harmless ISSUER from and against any and all loss, damage, expense (including court costs and reasonable attorneys' fees), suit, action, claim, liability or obligation related to, caused by or arising from any misrepresentation, breach of warranty or failure to fulfill any covenant or agreement contained herein by PURCHASER.

                  c. Defense of Claims. If any lawsuit or enforcement action is filed against any party entitled to benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable; provided that the failure of any indemnified party to give timely notice shall not affect rights to demonstrates actual damages caused by such failure. After such notice, if the indemnifying party shall, within 10 days after receiving the indemnified party's notice, acknowledge in writing to such indemnified party that such indemnifying party shall be obligated under the terms of its indemnity hereunder in connection with such lawsuit or action, then the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys satisfactory to the indemnified party to handle and defend the same, at the indemnifying party's cost, risk and expense, provided, however, that the indemnified party may, at its own cost, employ its own counsel and participate in such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The indemnifying party shall not, without the indemnified party's written consent, settle or compromise any such lawsuit or action; provided, however, that in the event the indemnified party does not consent to such settlement or compromise, the indemnifying party's indemnification liability to the indemnified party hereunder with respect to such lawsuit or action shall not exceed the amount contemplated by such proposed settlement or compromise.

         5. Expiration of Restricted Period. The transaction restriction in connection with this offshore offer and sale restricts the PURCHASER from offering and selling to U.S. persons or for the account or benefit of a U.S. person for a forty (40) day period. Rule 903 (c)(2) governs the forty (40) day transaction restriction. In the event that multiple subscriptions are accepted by the ISSUER, each separate subscription agreement shall be deemed to be a separate offering under Regulation S and the forty (40) day restriction period shall begin for each transaction separately on the date full payment is made to the ISSUER for that specific transaction. Title to the Shares may be transferred by PURCHASER to other non U.S. persons or entities in accordance with Regulation S, subject to the restrictions imposed in Section 2 (f)(i) of this Agreement.

         6. Exemption: Reliance on Representations. PURCHASER understands that the offer and sale of the Shares is not being registered under the 1933 Act. ISSUER is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S. Rules 901 through 903 of Regulation S govern this transaction.

         7. Transfer Agent Instructions. ISSUER shall inform its Transfer Agent of the restrictions imposed pursuant to Regulation S as set forth in paragraph 2 (a) and of the instruction on transfer for 12 months as set forth in Section 2 (f)(i). The Transfer Agent shall be given stop transfer instructions accordingly and the Shares shall be freely transferable on the books and records of the ISSUER only upon subsequent compliance with applicable securities laws. These shares shall be legend free.

         8. Closing Date. The date of issuance of the Shares and the sale of the Shares (the "Closing Date") shall be no later than January 26, 1996. Closing shall be effectuated through delivery of funds to the accounts designed in Section 1 (b) hereof, provided, however, that the Shares are delivered in accordance with Section 10, herein.

         9. Conditions to the Issuer's Obligation to Sell. ISSUER reserves the right in its complete discretion to reject this Offshore Securities Deferred Subscription Agreement PURCHASER understands that ISSUER's obligation to sell the Shares is conditioned upon:

                  a. The receipt and acceptance by ISSUER of this Offshore Securities Deferred Subscription Agreement for all of the Shares is evidenced by execution of this Offshore Securities Deferred Subscription Agreement by the President or any Vice President or any Director of the ISSUER.

                  b. Delivery to ISSUER of goods funds as set forth in paragraph 1 (b) as payment in full for the purchase of the Shares, and all fees and commissions.

         10. Conditions to Purchaser's Obligations to Purchase. ISSUER understands that PURCHASER's obligation to purchase the Shares, and deliver the consideration described herein, is conditioned upon delivery of the certificates representing the Shares according to the delivery instructions in Section 14, hereinbelow. Prior to the delivery of the shares PURCHASER shall provide to ISSUER satisfactory evidence of the availability of funds with the agents set forth in Section 14 of this Agreement.

         11. Governing Law. This Offshore Securities Deferred Subscription Agreement shall be governed by and construed under the laws of the State of Delaware (without regard to its choice of law principles).

         12. Entire Agreement. This Offshore Securities Deferred Subscription Agreement constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreement and understandings in connection therewith. This Offshore Securities Deferred Subscription Agreement may be amended only by a writing executed by all parties hereto.

         13.      Full Name and Address of Purchaser for Registration Purposes.

                  NAME:             PHILMONT A.V.V.

                  ADDRESS:          Sun Plaza
                                    306-160 Lloyd Gaston Smith Blvd.
                                    Aruba

                  TEL NO.:          (604) 922-5344

                  FAX NO.:          (604) 922-0374

                  CONTACT
                  NAME:             ALEXANDER ANDERSON

         14.      Delivery instructions: (if different from Registration Name):

                  NAME:             Citibank N.A. (London)

                  ADDRESS:          41 Berkeley Square
                                    London W1X 6NA

                  FAX NO.:          0171 409 5944

                  NAME:             PHILMONT A.V.V.

                  SPECIAL
                  INSTRUCTIONS:     Account Number: To be provided.

                  NUMBER
                  OF SHARES:        500,000

                  NAME:             Lehman Brothers

                  ADDRESS:          14th Floor
                                    1221 Brickell Ave.
                                    Miami, FL 33131

                  TEL NO.:          (305) 789-8743

                  FAX NO.:          (305) 579-0209

                  CONTACT:          Sergio Granados

                  NAME:             PHILMONT A.V.V. or ASSIGNEE

                  SPECIAL
                  INSTRUCTIONS:     To be provided.

                  NUMBER OF SHARES: 500,000

         15. Issuer's acceptance based upon Purchasers Representations. ISSUER IS ACCEPTING THIS OFFSHORE SECURITIES SUBSCRIPTION BASED UPON AND IN RELIANCE UPON THE REPRESENTATIONS AND WARRANTIES OF PURCHASER CONTAINED HEREIN, INCLUDING, WITHOUT LIMITATION, THOSE CONTAINED IN SECTION 2 OF THIS AGREEMENT, AND THIS OFFSHORE SECURITIES DEFERRED SUBSCRIPTION AGREEMENT WOULD NOT BE ACCEPTED BY ISSUER IN THE ABSENCE OF SUCH REPRESENTATIONS AND WARRANTIES.

         IN WITNESS WHEREOF, this Offshore Securities Deferred Subscription Agreement was duly executed on the date first written below.

Dated this 24th day of the month of January, 1996.

Company Name:                           AFFINITY TELEPRODUCTIONS, INC.


          By:                           /s/ William J. Bosso
                                        ______________________________
                                        Official Signature of Issuer


Name (Printed):                         William J. Bosso
                                        ______________________________
Title:                                  President

Country of Execution:                   USA
                                        ______________________________


Accepted this 24th day of the month of January, 1996.

                                        PHILMONT A.V.V.


            By:                          /s/ Alexander Anderson
                                        _______________________________
                                        Official Signature of Purchaser


Name (Printed):                         Alexander Anderson

Title:                                  Manager

                                  APPENDIX "A"

                         PURCHASER REPRESENTATION LETTER



Dear Sirs:

         The undersigned, PHILMONT A.V.V., has purchased on January , 1996, One Million Shares of Common Stock (the "Shares") of AFFINITY TELEPRODUCTIONS, INC. (the "Company") and, in connection with such purchase, has executed and delivered a subscription form ("Subscription Form") of your design. P acknowledges the Regulation S restriction and 12 month restriction against transfer imposed.

         The undersigned represents and warrants as follows:

                  (1) The offer to purchase the Shares was made to it outside of the United States, and the undersigned was, at the time the subscription form was executed and delivered, and is not outside the United States.

                  (2) The undersigned is not a U.S. person (as such term is defined in Section 902 (a) of Regulation S ("Regulation S") promulgated under the United States Securities Act of 1933 (the "Securities Act"), and the undersigned has purchased the Shares for the undersigned's own account and not for the account or benefit of any U.S. person.

                  (3) All offers and sales by the undersigned of the shares acquired pursuant to the Subscription Form shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an effective registration statement under the Securities Act or pursuant to an exemption form, or in a transaction not subject to the registration requirements of the Securities Act.

                  (4) He or it is familiar with and understands the terms and conditions, and requirements contained in Regulation S and definitions of U.S. persons contained in Regulation S.

                  (5) The undersigned has not engaged in any "directed selling efforts" (as such term is defined in Regulation S) with respect to the Shares; and

                  (6) The undersigned purchased the undersigned's Shares with investment intent and presently has no interest to sell, dispose of or otherwise transfer the Shares. The purpose for this request is to facilitate the management of the undersigned's investment accounts.





Dated this 24th day of the month of January, 1996.


By:   /s/ Alexander Anderson
     _______________________________
     Official Signature of Purchaser

Title:       Manager
      ______________________________

Country of Execution:   Canada
                     _______________